Discontinued Operations (Schedule of Disposal Groups in the Balance Sheets) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Assets:
Allowance for doubtful accounts	$ 182	$ 26	$ 129
Total assets	0	2,149
Liabilities:
Total liabilities	0	568
Discontinued Operations [Member]
Assets:
Cash and cash equivalents		450	589
Accounts receivable, net of allowance for doubtful accounts of $49 and $158, respectively		928	2,249
Allowance for doubtful accounts		49	158
Prepaid expenses and other current assets		20	193
Property and equipment, net		2	21
Intangible assets, net		199	641
Other assets		23	25
Total assets		1,622	3,718
Liabilities:
Accounts payable and accrued expenses		207	1,300
Accrued compensation		108	538
Deferred revenue		0	814
Other current liabilities		236	211
Total liabilities		$ 551	$ 2,863